EXHIBIT 10.1

                              EMPLOYMENT AGREEMENT

         This employment agreement (the "Agreement") is made as of April 29, 1998 and amends and restates in its entirety the employment agreement, as amended, dated as of October 18, 1993 (the "Prior Agreement"), by and between Westwood One, Inc., a Delaware corporation, having its principal offices at 9540 Washington Boulevard, Culver City, California 90232-2689 (the "Company"), acting through the Compensation Committee of its Board of Directors pursuant to the authorization of the Board of Directors, and Norman J. Pattiz (the "Employee").

                                W I T N E S E T H

         WHEREAS, Employee founded the Company and is now serving as its Chairman of the Board of Directors and Executive Producer;

         WHEREAS, Company wishes to assure itself of the continued services of Employee in such capacities for an additional five (5) years from December 1, 1998 through November 30, 2003 upon the terms and conditions set forth herein; and

         WHEREAS, Employee is willing to enter into this Agreement upon the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, the parties agree as follows:

1.                         Employment.

         Company shall employ Employee, and Employee shall serve, as the sole Chairman of the Board during the term hereof. Employee shall have all powers and authority necessary to enable him to discharge his duties in the offices which he holds as well as all powers and authority which are commonly incident to the offices of Chairman of the Board of a company which is a major producer and distributor of programs in broadcast and telecast media. Employee shall report only and directly to the Board of Directors, Company shall use its best efforts to keep Employee a member of the Board of Directors throughout the term, including placing Employee on management's slate of nominees for election as a director at every shareholders' meeting at which his term as a director would otherwise expire. Employee shall, subject to his election or appointment as such, serve as a member of such committees of the Board of Directors as the Board of Directors deems appropriate. If the Board of Directors shall establish an executive committee (or its equivalent), Employee shall be a member of such committee. Employee shall render his services at the Company's headquarters in the greater Los Angeles metropolitan area, Employee shall engage in reasonable travel on behalf of the Company but shall not be required to relocate. Employee shall have the office, executive assistant and parking place of his choice, and Employee's office shall be furnished and equipped as Employee chooses generally consistent with the state of Employee's office immediately prior to the execution of this Agreement, but upgraded as required. No change shall be made in Employee's duties, functions, responsibilities, powers or authority, all of which shall remain as immediately prior to the execution of this Agreement. Employee shall retain all of the foregoing positions, duties, functions, powers, responsibilities and authority in any successor company by reason of merger, combination, consolidation, acquisition, organization or otherwise.

2.                         Extension of Employment.

         Upon the expiration of the Prior Agreement, Employee shall be employed for a term of five (5) years beginning December 1, 1998.

3.                         Compensation and Other Benefits.

3.1.                                Salary.

         The Company shall pay to Employee during the term hereof a base salary at the annual rates set forth on Schedule 1 attached hereto and incorporated herein by this reference. Such salary shall be payable in equal bi-monthly installments during the term hereof. In addition, within ninety (90) days after the end of each year of the term of this Agreement, the Board of Directors (excluding Employee) shall meet and discuss whether any other cash bonus based upon Employee's performance would be appropriate and shall award Employee such cash bonuses as it may deem to be appropriate in the exercise of its business judgment. The evaluation of Employee's performance shall include such areas as creativity, leadership, decision-making and overall management.


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3.2.                                Other Benefits.

                 (a) During the term hereof,  Employee (and his dependents where applicable) shall be entitled to participate and shall be included in any employee benefit plans, including but not limited to, any group health and life insurance, disability insurance, pension, profit-sharing, deferred compensation or similar plans of Company now existing or established hereafter, on a basis which is no less favorable than the participation made available to the most senior executive officer of the Company.

                 (b) During the term hereof,  Employee  shall be entitled to the stock option benefits described in Section 4 hereof.

                 (c) During the term hereof,  Employee  shall be entitled to six
                  (6) weeks of vacation each contract year during which time his compensation shall be paid in full.

                 (d)       During the term hereof, Company shall provide
                  Employee with an automobile of Employee's choice and shall pay for all expenses in connection therewith, including but not limited to all insurance, repairs, maintenance, gas, oil and mobile telephone. Employee may, at his election, purchase the automobile from Company at the automobile's fair market value, which fair market value shall be deemed to be the value set forth in the Kelly Blue Book. Company, however, shall pay for such automobile expenses whether Employee or Company owns the automobile.

                 (e)       During the term hereof, Company shall pay all
                  expenses incurred in connection with the performance of Employee's duties hereunder or in promoting the business of the Company, including without limitation business-related entertainment expenses. Further, Company shall reimburse Employee for all other out-of-pocket expenses, including air and ground transportation, lodging and other travel expenses, incurred by Employee in connection with the performance of Employee's duties hereunder or to promote the business of the Company on the same basis and to the same extent as provided to Employee immediately prior to the execution of this Agreement.

                 (f) Company  and  Employee  hereby  reaffirm  the  Registration
                  Rights Agreement, dated October 18, 1993, pursuant to which the Company grants Employee full "piggy back registration rights" and limited demand registration rights with respect to any and all of the Common Stock of the Company ("Common Stock") owned by the Employee.

                 (g)  Company  shall pay all  expenses  of  Employee  (including without limitation all legal, accounting and financial planning fees and expenses) in connection with this Agreement.

                 (h) During the term  hereof,  Employee  shall  receive,  at his election, an "Executive Producer" credit (equal in all respects to best producer or similar credit provided any other individual) on each entertainment or talk-oriented programming produced or co-produced by Company consistent with past practices.

                           Employee is required to pay any amounts required by
Federal, state or local tax law with respect to the benefits paid to Employee pursuant to this Section 3.2 and the Company may withhold such amounts from the salary or other cash compensation payable to Employee hereunder; provided, however, that, at the election of Employee, such amounts may be paid in shares of Common Stock which have been registered under the Securities Act of 1933 (the "Act") or, in the opinion of counsel to the Company, may otherwise be freely traded.

3.3.                                Salary and Benefit Continuation.

         The Company will continue Employee's compensation (base salary and cash incentive compensation) at the full rate and in bi-monthly installments for a period of twelve (12) months after Employee is declared permanently and totally disabled (including by reason of Employee's death) and unable to perform the duties of Chairman of the Board of the Company. Thereafter the Company will pay to Employee seventy-five percent (75%) of Employee's annual salary, payable in


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bimonthly  installments,  for the remainder of the term of this Agreement (i.e., through November 30, 2003). Furthermore, in the event of such permanent and total disability (including by reason of Employee's death), only the benefits described in Section 3.2(a), 3.2(b), and 3.2(f) shall continue for the balance of the term of this Agreement; the benefits described in Section 3.2(f) shall continue in accordance with the terms of the document described therein.

         For purposes of this Section, the determination of whether or not Employee is declared permanently and totally disabled shall be made by Employee's physician, by written notice to the Board of Directors. In the event the Board of Directors disagrees with the determination by Employee's physician, the Board of Directors shall appoint, at Company's expense, another physician to make such determination. If the physician so appointed by the Board of Directors disagrees with the determination made by Employee's physician, then the two physicians shall appoint a mutually acceptable third physician, at Company's expense, to make the final determination of whether Employee is permanently and totally disabled, which determination shall be binding upon all parties hereto.

3.4.                                Limitation on Annual Compensation.

         Notwithstanding any provision herein to the contrary, the payment of any remuneration (within the meaning of Internal Revenue Code Section 162(m)) in excess of $1,000,000 in any taxable year of Employee during the term hereof which would otherwise be payable to Employee pursuant to this Agreement in the absence of this Section 3.4 ("Excess Remuneration") shall be deferred until the first taxable year that the payment of such Excess Remuneration would not result in the payment by Company to Employee in such year of remuneration in excess of $1,000,000.

4.                         Stock Options.

         Effective as of the date hereof (the "Date of Grant"), and in addition to options granted to Employee under the Prior Agreement (the "Prior Options"), the Company grants to Employee a non-qualified option to purchase all or any part of 500,000 shares of Common Stock (the "Option Shares") under the Company's 1989 Stock Incentive Plan, as amended (the "Plan"), upon the terms and subject to the conditions set forth below and in the Plan.

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4.1.                                Term Of Option.

         Such option shall expire ten (10) years after the Date of Grant, unless such option shall have been terminated earlier in accordance with the provisions hereof.

4.2.                                Exercisability of Option.

         Such option shall become exercisable as to 100,000 of the Option Shares (an "Exercise Increment") on each anniversary of the date hereof through and including November 30, 2003, and shall remain exercisable for the term provided in Section 4.1.

         Option Shares as to which such option becomes exercisable pursuant to the foregoing provisions may be purchased at any time thereafter prior to the expiration or termination of the option.

         If a Partial Event of Change or an Event of Change occurs (as defined in Section 8 hereof), the option shall become exercisable at the election of Employee in accordance with Sections 8.4 or 8.5 hereof.

4.3.                                Exercise Price.

         The exercise price for each Option Share shall be 100% of the Fair Market Value (as defined in the Plan) of a share of Common Stock on the Date of Grant. Employee shall be offered Reload Stock options (as defined in the Plan) if and to the extent that any holder of options granted pursuant to the Plan is offered Reload Stock Options.

4.4.                                Manner of Exercise.

         All or any portion of each Exercise Increment may be exercised by written notice delivered to the Company stating the number of Option Shares with respect to which the option is being exercised, together with cash or a check in the amount of the purchase price of such shares, or, at the election of Employee, shares of Common Stock held at least six (6) months having an aggregate Fair Market Value equal to such purchase price.


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4.5.                                Termination of Employment.

         If Employee's employment with the Company terminates for any reason other than death or disability, all Option Shares and all Option Shares under the Prior Options which are then exercisable may be exercised during the period ending three (3) months after such termination.

If Employee's employment is terminated by death or disability of Employee, Option Shares an all Option Shares under the Prior Options which have become exercisable will expire to the extent not exercised by Employee or his authorized representative (in the event of disability) or the executor or appropriate representative of Employee's estate (in the event of death) within one (1) year from the date of such death or disability. Notwithstanding any provision herein to the contrary, no Option Share shall be exercisable following the expiration of the term of the option. For purposes of this Section 4.5, "disability" shall have the meaning specified in Section 2.6 of the Plan. In the event the Plan is amended to allow more favorable treatment with respect to the periods during which options may be exercised, the Prior Options and the options granted herein shall automatically be amended to provide for such more favorable treatment.

         The Company's obligation in Section 4.9 to include any Option Shares in any registration statement then currently used to register the resale of shares of Common Stock received by other employees pursuant to the exercise of options granted under the Plan, shall remain in full force and effect until such time as Employee or his estate has sold the Option Shares pursuant to any such registration statement.

4.6.                                Assignment or Transfer.

                  The option granted hereunder is personal to Employee. Except for transfers by will or the laws of descent or distribution, or as otherwise permitted by the Plan, the option may not be transferred, in whole or in part, to any Person, whether by gift or otherwise. If transferred by will or the laws of descent or distribution, the option must be exercised by Employee's executor or other personal representative within the time specified in Section 4.5 hereof.

4.7.                                No Rights as Shareholder.

         Promptly  upon  receipt of the notice and payment  described in Section
4.4 hereof, the Company will instruct its transfer agent to issue forthwith a stock certificate reflecting the number of Option Shares purchased by Employee. Employee shall have no rights as a shareholder with respect to the Option Shares until the date of the issuance of a stock certificate or stock certificates. No adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate or certificates are issued.

4.8.                                Adjustments Upon Changes in Capitalization.

         The option and the Option Shares shall be subject to adjustment in the event of certain corporate transactions, including the merger, consolidation or liquidation of the Company, and certain changes in the Company's capitalization, including changes resulting from any stock dividend, subdivision or consolidation of the Common Stock, pursuant to the terms of Article XI of the Plan; provided, however, in no event will the option or the Option Shares be cancelled, in whole or in part, pursuant to Section 11.2(a)(iii) of the Plan.

4.9.                                Securities Act of 1933.

         The Option Shares have been registered with the Securities and Exchange Commission pursuant to a registration statement on Form S-8 and the Company will use its best efforts to keep such registration statement current. Further, the Company agrees to include any Option Shares received upon exercise of the option in any registration statement then currently used to register the resale of shares of Common Stock received by other employees pursuant to the exercise of options granted under the Plan, and to use its best efforts to keep any such registration statement current.

         Employee represents and agrees that if Employee exercises the option in whole or in part at a time when there is not in effect under the Act (the "Act") a registration statement relating to the Option Shares and available for delivery to Employee a prospectus meeting the requirements of Section 10 (a) (3) of the Act, Employee will acquire the Option Shares upon such exercise not with a view to their resale or distribution and that, upon, each such exercise of the option, Employee will furnish to the Company a written statement to such effect on such form as the Company may request.

5.                         Non-Competition/Unfair Competition.

5.1.                                Non-Competition           .

         During the term of this Agreement, Employee shall not knowingly, directly or indirectly, engage or participate in any business that is in competition with the business of the Company. The foregoing obligation of Employee not to compete with the Company shall not prohibit Employee from owning or purchasing any corporate securities of any corporation that are regularly traded on a recognized stock exchange or over-the-counter market so long as Employee does not own, in the aggregate, five percent (5%) or more of the voting equity securities of any such corporation. Notwithstanding the foregoing, with the consent of the Board of Directors (which consent shall not be unreasonably withheld), Employee may engage or participate in outside business activities which do not significantly interfere with the services required of Employee to the Company hereunder.

5.2.                                Unfair Competition.

         The Company treats certain information, including but not limited to, information about its affiliated radio stations, marketing programs, or radio programs, as confidential information (the "Confidential Information"). Employee acknowledges and agrees that, during the term of this Agreement, the sale or unauthorized use or disclosure of any Confidential Information obtained by Employee during his employment with the Company constitutes unfair competition. Employee promises and agrees not to engage in unfair competition with the Company during the term of this Agreement.

6.                         Termination Provisions.

6.1.                                Termination by Company.

         If Employee is not elected to the Board of Directors by the stockholders of the Company, such failure shall not constitute grounds for the Company to terminate this Agreement. This Agreement may be terminated by Company only as provided in this Section and for no other cause or reason:

                 (a) Upon ninety (90) days' advance written notice,  Company may terminate this Agreement by a two-thirds vote of the Board of Directors (excluding Employee) for "Cause" defined only as follows: willful commission by Employee of a material act (which action first occurs during the term of this Agreement) of fraud or gross misconduct having a material adverse effect upon the business of the Company, or competition by Employee with the Company in violation of Section 5 hereof, which is not cured or ceased by Employee within such 90-day period.

                 (b)       Except as otherwise provided herein, this Agreement
                  shall terminate upon the death of Employee.

                 (c) Except as otherwise  provide  herein,  this Agreement shall terminate as of the date Employee is declared permanently and totally disabled and unable to perform the duties of Chairman of the Board and Chief Executive officer of the Company.

6.2.                                Termination by Employee.

         This Agreement may be terminated by Employee as follows:

                 (a) Upon thirty (30) days' advance written notice, Employee may terminate this Agreement if it is materially breached by the Company.

                 (b)       Except for the foregoing, Employee may terminate this
                  Agreement by ninety (90) days'advance written notice.

                 (c)       Pursuant to Section 11.7 hereof.

7.                         Indemnity.

         Company hereby agrees to indemnify, defend and hold harmless Employee to the maximum extent permitted by Delaware law, on the terms and conditions set forth in numbered paragraphs 3 through 15, inclusive of the form entitled "Indemnification Agreement" attached hereto as Schedule 4 (with "Indemnified Party" as used therein deemed to refer to Employee), which paragraphs are incorporated by reference herein as though set forth in full. The indemnity provided for herein shall not be deemed exclusive of, or dependent or


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conditional upon, any other indemnity obligations running to Employee, nor shall
any  other  indemnity   obligations   running  to  Employee  (including  without
limitation any indemnity obligations which may arise if Company and Employee enter into a separate Indemnity Agreement in the form attached hereto as
Schedule 4 or otherwise) be deemed exclusive of, or dependent or conditional upon, the indemnity obligations contained in this Agreement. The indemnity obligations contained herein shall survive the termination of employment of Employee or expiration of this Agreement for any reason whatsoever, and shall, where appropriate, inure to the benefit of and cover Employee's estate.

8.                         Change of Control.

8.1.                                Partial Event of Change Defined.

         For the purposes of this Agreement, a Partial Event of Change shall be deemed to have occurred as of the date when there is a reduction in the per share voting power of the Company's Class B Stock held by Employee, which reduction is not caused by Employee, or directly or indirectly agreed to by Employee as a member of the Board of Directors of the Company; provided, that if such reduction occurs as a result of the passage, adoption or amendment of any Federal or State legislation, rules or regulations, or the adoption or amendment of any rules or regulations of the National Association of Securities Dealers, Inc., the Partial Event of Change shall be deemed to occur (or to have occurred) ten (10) business days prior to the effective date of the legislation, rule or regulation.

8.2.                                Event of Change Defined.

         For purposes of this Agreement, an Event of Change shall be deemed to occur upon the happening of any of the following events:

                 (a)       Company becomes a Participant in any transaction or
                  event that contemplates the dissolution or liquidation of the Company or a substantial reduction in the business operations of the Company;

                 (b)       Company becomes a Participant in any merger,
                  consolidation, acquisition or transfer of property or assets other than one in which it will be the acquirer both in form and substance;

                 (c)       Company becomes a Participant in any transaction
                  whereby all or substantially all of the property or assets of the Company are proposed to be sold or transferred to one or more Third Parties;

                 (d)       Assuming the prior or contemporaneous occurrence of a
                  Partial Event of Change and further assuming no direct or indirect encouragement or involvement by the Company or Employee,

 (i) Any Third Party acquires, whether in one transaction or more than one transaction, or by conversion of non-voting securities, beneficial ownership (whether voting or investment or both) of a number of the voting securities of Company which, when added to the shares (if any) of voting securities of Company already beneficially owned by said Third Party and/or the affiliates of such Third Party, would comprise twenty-five percent or more of the voting power of Company's outstanding securities;

 (ii) Any Third Party commences a tender or exchange offer (whether for cash, securities or other consideration) for voting securities of Company which, when added to the shares (if any) of voting securities of Company beneficially owned by such Third Party and/or the affiliates of such Third Party, would comprise twenty-five percent or more of the voting power of Company's outstanding securities;

 (iii) Any Third Party commences a tender or exchange offer (whether for cash securities or other consideration) for nonvoting securities of Company which are convertible into voting securities and which, if they were converted and if the voting securities received thereby were added to the shares (if any) of voting securities of Company beneficially owned by such Third Party and/or the affiliates of such Third Party, would result in an amount comprising twenty-five percent or more of the voting power of Company's outstanding securities;

 (iv) Any Third Party solicits proxies or consents to remove a majority of the Directors of the Company and/or to elect a majority of the Directors of the Company at any meeting of the Company's stockholders or by written consent.

                 (a) Any  one  or  more  of  the  events  described  in  Section
                  8.2(d)(i) through (iv), inclusive, occur without the prior or contemporaneous occurrence of a Partial Event of Change, and subsequently a Partial Event of Change occurs.

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8.3.                                Other Definitions.

                 (a)       "Person" as used herein means a natural person,
                  corporation, unincorporated entity, trust or any other entity capable of holding an equity interest in a business;

                 (b)       "Group of Persons" as used herein means two or more
                  Persons who agree to act together for the purpose of acquiring, holding, voting or disposing of any securities of a company;

                 (c)       "Third Party" as used herein means any Person or
                  Group of Persons other than Employee, his immediate family or the Company;

                 (d)       Company becomes a "Participant" as used herein upon
                  the happening of the earlier of the following events:

 (i) Without the approval of Employee, Company enters into an agreement providing for the liquidation, dissolution, substantial reduction in business operations, merger, consolidation, acquisition, or transfer or sale of property or assets;

 (ii) Without the approval of Employee, Company's Board of Directors votes to approve, or to submit to shareholders for approval, any agreement, plan, resolution, article, certificate, bylaw, or motion providing for, or approving any agreement for, liquidation, dissolution, substantial reduction in business operations, merger, consolidation, acquisition, or transfer or sale of property or assets; or

(iii) Without the approval of Employee, Company or any Third Party announces, by press release or any filing pursuant to Federal or State law, rule or regulations, that it intends to enter into an agreement providing for the liquidation, dissolution, substantial reduction in business operations, merger, consolidation, acquisition or transfer or sale of property or assets.

8.4.                                Rights Upon Partial Event of Change.

         If a Partial Event of Change occurs, immediately at the election of Employee, the option granted pursuant to Section 4 shall become exercisable as to one half of the Option Shares as to which such option has not yet become exercisable.

8.5.                                Rights Upon Event of Change.

                 (a) Upon the  occurrence of an Event of Change,  immediately at the  election  of  Employee,  the option  granted  pursuant to
                  Section 4 shall become exercisable as to the Option Shares as to which such option has not yet become exercisable; provided, however, that for the purpose of this Section 8.5 the transaction contemplated by the Letter of Intent dated October 10, 1993 among Employee, Infinity Broadcasting Corporation and the Company shall not constitute an Event of Change.

                           If any of the events  constituting an Event of Change
                  is not in fact finally consummated or otherwise fails for any reason (including, but not limited to, any affirmative action to counter such event taken personally by Employee), Employee agrees that the exercise schedule for the Option Shares shall automatically revert to the schedule described in Section 4.2 hereof, except to the extent that Employee has already exercised his option to purchase some or all of the Option Shares.

                 (b)       If after the occurrence of any Event of Change,
                  Company terminates this Agreement or terminates the employment of Employee, Employee (or his estate) shall continue to receive, (in addition to the rights described in Section 8.5(a) above and without waiver or prejudice to any other rights or remedies Employee may have by virtue of any improper termination), the salary compensation (base salary and cash incentive compensation) Employee would have been entitled to receive for the remaining term of this Agreement if it had continued in force for the full period set forth in Section 2 of this Agreement and if Employee had rendered services during said period.

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9.                         No Mitigation.

         In the event of a breach of this Agreement by Company, Employee shall have no duty or obligation to mitigate damages. Any income and any other employment benefits received by Employee before or after the breach, expiration or termination of this Agreement shall in no way reduce or otherwise affect Company's obligation to make payments and afford benefits hereunder or Company's liability for damages by virtue of any breach hereof.

10.                         Representations and Warranties.

         Company represents and warrants that:

                 (a)       it has the requisite corporate power and authority to
                  enter into this Agreement and to perform its obligations hereunder;

                 (b)       the execution and delivery of this Agreement by the
                  Company and the consummation of the transactions contemplated hereby have been duly authorized by the Compensation Committee of the Board of Directors of Company;

                 (c)       the execution and delivery of this Agreement by the
                  Company and the consummation of the transactions contemplated hereby, including without limitation the issuance, grant and delivery of the option and the Option Shares hereunder and the conveyance of rights in connection therewith, are not in violation of or in conflict with, and will not result in a breach of the charter or bylaws of the Company or any material note, bond, mortgage, indenture, deed of trust, license, lease, judgement, order, decree, statute, rule, regulation, agreement or other instrument or obligation to which the Company or any of its properties or assets are or may be subject.

                  The Company shall indemnify, defend and hold harmless Employee from any and all liabilities, claims, actions, judgments, costs, penalties and expenses (including without limitation legal fees) resulting from or relating to any breach of the foregoing representations and warranties.

11.                         Miscellaneous Provisions.

11.1.                                Notices.

         All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or sent by prepaid telegram or first class mail, postage prepaid, registered or certified, as follows:




         If to Employee:                    Norman J. Pattiz
                                            Westwood One, Inc.
                                            8966 Washington Blvd.
                                            Culver City, California 90232

         With Copy to:                      Terry Christensen
                                            Christensen, Miller, Fink, Jacobs,
                                            Glaser, Weil & Shapiro, LLP
                                            2121 Avenue of the Stars
                                            Suite 1800
                                            Los Angeles, California 90067

         If to Company:                     Chief Financial Officer
                                            Westwood One, Inc.
                                            8966 Washington Blvd.
                                            Culver City, California 90232

                  Either party may change the address to which such communications are to be delivered by giving written notice to the other party. Any notice personally given shall be deemed received upon delivery to the address designated; any notice by mail as provided in this Section shall be deemed given on the third business day following such mailing; and any notice given by telegram as provided herein shall be deemed delivered the business day following the delivery of such notice to the telegraph company for transmission.

11.2.                                Entire Agreement.

         This Agreement contains all of the terms and conditions agreed upon by the parties hereto with reference to the subject matter hereof and, upon its effectiveness, supersedes any and all prior written or verbal employment agreements. This Agreement may not be modified except by a written instrument executed by both parties or their permitted successors in interest, if any.

11.3.                                Assignment.

         Except as expressly provided herein, this Agreement shall not be assignable by any party hereto without the prior written consent of the other party. Subject to the preceding sentence, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors and assigns and upon any successor to the Company, whether by merger, combination, consolidation, acquisition, reorganization or otherwise, as fully as if such successor were a signatory hereto and the Company shall cause such successor to, and such successor shall, expressly assume Company's obligations hereunder. The term "Company", as used in this Agreement shall include all such successors. Whenever this Agreement provides for any payment to Employee, such payment may be made instead to Employee's estate (in the event of Employee's death) or to such beneficiary or beneficiaries as Employee may have designated in a writing filed with the Company. Employee shall have the right to revoke any such designation and to redesignate a beneficiary or beneficiaries by written notice to Company (and to any applicable insurance company) to such effect.

11.4.                                Counterparts.

         This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument. This Agreement shall be effective as of the date first above written despite the fact that various dates of execution by the parties hereto may differ therefrom.

11.5.                                Waiver.

         No action taken pursuant to this Agreement shall be deemed to constitute a waiver by the party taking such action of complete compliance with the representations, warranties, covenants and agreements contained herein. No waiver shall be binding unless in writing and signed by the person making the waiver. A waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach. Any party or parties may waive or modify performance of any act which is intended solely for their benefit as long as the party for whom such act is intended to benefit consents to such waiver or modification in writing. 1.1. Applicable Law and Jurisdiction.

         The formation, construction and performance of this Agreement shall be construed in accordance with the laws of the State of California, except to the extent that the indemnification provisions set forth in Schedule 4 hereof are governed by the law of the State of Delaware.

11.6.                                Severability.

         Employee and Company acknowledge that they believe all terms of this Agreement to be valid, binding and enforceable. However, if any term(s) or provision(s) of this Agreement or the application thereof to any person or circumstances shall be held invalid or unenforceable to any extent, the remainder of this Agreement or the application of such term(s) or provision(s) to persons or circumstances, other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each and every term of this Agreement shall be valid and enforced to the fullest extent permitted by law. Notwithstanding the foregoing, if any material right or benefit of Employee, or obligation owing to Employee, under Sections 4 or 8, or Sections 3.11 3.2(b) or
(f) is held to be invalid or unenforceable to any extent, Employee may, at his sole option, by written notice to Company, advise Company that he wishes to renegotiate some or all of the terms of this Agreement. If within fifteen (15) business days after receipt of said notice, Company and Employee have not been able to renegotiate this Agreement to the satisfaction of Employee, Employee may either declare the Agreement at an end as though it had expired in accordance with its terms, or reaffirm the Agreement (except those terms declared to be invalid or unenforceable) in which case Company and Employee shall continue to render performances hereunder.

11.7.                                Attorneys' Fees.

         In the event of any legal action or other proceeding or arbitration is brought for enforcement of this Agreement, the prevailing party will be entitled to recover from the other party reasonable attorneys' fees and other costs incurred in connection with that action or proceeding, and in any petitions for appeal or appeals therefrom, in addition to any other relief to which such party may be entitled.

11.8.                                Arbitration.

         Any dispute or claim in connection with the interpretation, performance or breach of this Agreement, including any claim based on contract, tort or statute, shall be settled, at the request of Employee, in his sole and absolute discretion, by arbitration conducted in Los Angeles California in accordance with the then existing Rules for Commercial Arbitration of the American Arbitration Association, and judgment upon any award rendered by the arbitrator may be entered by any State or Federal court having jurisdiction thereof. The sole arbitrator shall be a retired or former judge of the Los Angeles Superior Court. Any controversy concerning whether a dispute is an arbitrable dispute shall be determined by the arbitrator. The provisions of California Code of Civil Procedure Section 1283.05 are incorporated into and made applicable to this Agreement. Depositions may be taken and discovery may be obtained in any arbitration under this Agreement in accordance with Section 1283.05. In any award, the arbitrator shall allocate against the losing parties all costs of arbitration, including without limitation the fees of the arbitrator, and reasonable attorneys' fees, costs and expert witness expenses of the parties and all costs and expenses in connection with enforcing any arbitration award. The parties intend that this agreement to arbitrate be valid, enforceable and irrevocable; provided, however that if Employee does not elect to proceed by arbitration, then any dispute or claim shall be resolved by judicial proceeding solely and exclusively in Superior Court for the County of Los Angeles, California or the Federal District Court of the Central District of California.

11.9.                                Effectiveness.

         This Agreement is effective immediately, except that Section 3 of the Prior Agreement shall remain in effect through November 30, 1998.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the date first above written.




_______________________________             WESTWOOD ONE, INC.
Norman J. Pattiz
(the "Employee")
                                            By: ____________________________
                                                Chairman,
                                                Compensation Committee

                                   SCHEDULE 1


                                   BASE SALARY

                                    Contract Year             Amount
                                    First                     $500,000
                                    Second                    $500,000
                                    Third                     $500,000
                                    Fourth                    $500,000
                                    Fifth                     $500,000


                                  EXHIBIT 10.1